PUTNAM VT DIVERSIFIED INCOME FUND (the "fund")

               Prospectus Supplement dated July 14, 1997
                  to Prospectuses dated April 30, 1997

On July 10, 1997, the Trustees of the fund approved the following changes to the fund's non-fundamental investment policies:

     1. Investments in the U.S. Government Sector may include privately issued debt securities that are rated at least BBB or Baa by a nationally recognized securities ratings agency, such as Standard & Poor's or Moody's Investors Service, Inc., or, if unrated, are determined by Putnam Investment Management, Inc. ("Putnam Management") to be of comparable quality.

     2. Investments in the International Sector are not subject to any limitation based on securities ratings (other than the limitation set forth below) and may be denominated in any currency, including the U.S. dollar. Investments in fixed income securities of foreign governments and supranational entities will be allocated to the International Sector. The High Yield Sector and the International Sector may each make investments in foreign corporate fixed income securities.

     3. No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities rated below Caa or CCC by a nationally recognized securities ratings agency or, if unrated, determined by Putnam Management to be of comparable quality.

The foregoing investment limitations will be measured at the time of investment and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

                                                                 35388 7/97
                                                                    HV-2151
                                                             VAPRO-SUP 7/97
                                                                      46681
                                                                   37302-38




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